                                                                      EXHIBIT 21


--------------------------------------------- ----------------------------
NAME                                          STATE OF INCORPORATION

--------------------------------------------- ----------------------------
BAB Rad, Inc.                                 New York

--------------------------------------------- ----------------------------
Breathco Incorporated                         Florida

--------------------------------------------- ----------------------------
CCC Indiana Lithotripsy, Inc.                 Florida

--------------------------------------------- ----------------------------
CCC Lithotripsy, Inc.                         Florida

--------------------------------------------- ----------------------------
CCC National Lithotripsy, Inc.                Florida

--------------------------------------------- ----------------------------
Clinical Marketing, Ltd.                      Delaware

--------------------------------------------- ----------------------------
Clinical Studies, Ltd.                        Delaware

--------------------------------------------- ----------------------------
College Park Radiation Care, Inc.             Delaware

--------------------------------------------- ----------------------------
Dasco Development West                        CA

--------------------------------------------- ----------------------------
DDC Real Estate Corp.                         Florida
fka Dasco Development Corporation, Inc.
--------------------------------------------- ----------------------------
Deer Co., Inc.                                New York

--------------------------------------------- ----------------------------
Dekalb Endoscopy Center, Inc.                 Georgia

--------------------------------------------- ----------------------------
Diagnostic Imaging of Baltimore, Inc.         Arizona

--------------------------------------------- ----------------------------
First Choice Health Care Services of          Delaware
 Ft Lauderdale, Inc.

--------------------------------------------- ----------------------------
Innovative Clinical Solutions, Ltd.           Delaware

--------------------------------------------- ----------------------------
Lithotripsy America, Inc.                     Florida

--------------------------------------------- ----------------------------

--------------------------------------------- ----------------------------
Montgomery Radiation Care at Baptist, Inc.    Delaware

--------------------------------------------- ----------------------------
Nashville Radiation Care, Inc.                Delaware

--------------------------------------------- ----------------------------
Oncology Therapies, Inc.                      Delaware

--------------------------------------------- ----------------------------
Oncology Therapies of America, Inc.           Florida
fka Oncology Therapies, Inc.

--------------------------------------------- ----------------------------
PhyMatrix of Central Georgia, Inc.            Delaware

--------------------------------------------- ----------------------------
PhyMatrix Diagnostic Imaging,Inc.             Delaware

--------------------------------------------- ----------------------------
PhyMatrix of Long Island, LLC                 Delaware

--------------------------------------------- ----------------------------
PhyMatrix Management Co., Inc.                Florida
fka Phychoice, Inc.

--------------------------------------------- ----------------------------
PhyMatrix of Manatee County, Inc.             Delaware

--------------------------------------------- ----------------------------
PhyMatrix Network Management IPA II, Inc.     New York

--------------------------------------------- ----------------------------
PhyMatrix Network Management IPA I, Inc.      New York

--------------------------------------------- ----------------------------
PhyMatrix Network Management, Inc.            Delaware

--------------------------------------------- ----------------------------
PhyMatrix Northeast, Inc.                     Delaware

--------------------------------------------- ----------------------------
PhyMatrix Physician Management, Inc.          Delaware

--------------------------------------------- ----------------------------
PhyMatrix of Central Georgia, Inc.            Delaware

--------------------------------------------- ----------------------------
PhyMatrix Pulmonary Network, Inc.             Florida

--------------------------------------------- ----------------------------
PhyMatrix Urology Network, Inc.               Delaware

--------------------------------------------- ----------------------------

--------------------------------------------- ----------------------------
Physician Consultant and Management Company   North Carolina
of North Carolina, Inc.

--------------------------------------------- ----------------------------
Physician Consultant and Management Company   New York
of New York, Inc.

--------------------------------------------- ----------------------------
Physician Consultant and Management           Florida
Company, Inc.

--------------------------------------------- ----------------------------
Urology Consultant of South Florida, Inc.     Florida

--------------------------------------------- ----------------------------